UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2003

InnSuites Hospitality Trust

(Exact Name of Registrant as Specified in Charter)

Ohio	001-07062	34-6647590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InnSuites Hotels Centre, 1615 E. Northern Avenue, Suite 102, Phoenix, Arizona		85020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (602) 944-1500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.                       Exhibits.

(c)                                  The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description
99	Press release, dated May 5, 2003, issued by InnSuites Hospitality Trust

ITEM 9.	Regulation FD Disclosure (Information provided under Item 12 — Results of Operations and Financial Condition).

The following information is disclosed pursuant to Item 12 — Results of Operations and Financial Condition.  It is being furnished under Item 9 of this Form 8-K in accordance with the interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

The purpose of this Current Report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the press release in connection with the fiscal 2003 year-end results of operations issued by InnSuites Hospitality Trust on May 5, 2003.  The press release is attached hereto as Exhibit 99.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InnSuites Hospitality Trust

By:	/s/ Anthony B. Waters
Anthony B. Waters Chief Financial Officer

Date:  May 8, 2003